Exhibit 99.1

[GRAPHIC OMITTED]

                            Cosi, Inc. (NASDAQ:COSI)

                        The Affordable Luxury in Premium
                               Convenience Dining

                                                    James Hyatt, President & CEO
                                                             William Koziel, CFO

                                                                    May 20, 2008

Safe Harbor Concerning Forward Looking Statements

o Matters discussed in this presentation, which relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:

   - the cost of our principal food products and supply and delivery shortages and interruptions;

   -  labor shortages or increased labor costs;

   -  changes in consumer preferences and demographic trends;

   -  expansion into new markets;

   - our ability to locate suitable restaurant sites in new and existing markets and negotiate acceptable lease terms;

   - competition in our markets, both in our business and in locating suitable restaurant sites;

   -  our operation and execution in new and existing markets;

   - our ability to recruit, train and retain qualified corporate and restaurant personnel and management;

   -  cost effective and timely planning, design and build-out of restaurants;

   -  our ability to attract and retain qualified franchisees;

   - the rate of our internal growth and our ability to generate increased revenue from our existing restaurants;

   - our ability to generate positive cash flow from existing and new restaurants;

   -  the reliability of our customer and market studies;

   -  fluctuations in our quarterly results due to seasonality;

   - increased government regulation and our ability to secure required governmental approvals and permits;

   - our ability to create customer awareness of our restaurants in new markets;

   -  market saturation due to new restaurant openings;

   -  inadequate protection of our intellectual property;

   - adverse weather conditions which impact customer traffic at our restaurants; and

   -  adverse economic conditions.

o The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.

[GRAPHIC OMITTED]

                                   Cosi Today

Cosi Highlights


                                   National Premium                                       National Footprint
  Accomplished, Experienced   Sandwich and Salad Brand      High-Quality, Innovative       With Significant
       Management Team              On the Rise                  Menu Offering            Brand Recognition
              |                          |                             |                           |
              |                          |                             |                           |
             \|/                        \|/                           \|/                         \|/



                                                    [COSI LOGO]



             /|\                        /|\                           /|\                         /|\
              |                          |                             |                           |
              |                          |                             |                           |
 Attractive, Rapidly Growing    Meaningful Urban and       Attractive Franchise Model,      Targeted 75/25
    Fast Casual Industry           Suburban Growth           Long Term Growth Engine       Franchise/Company
                                     Opportunity                                              Unit Ratio


Cosi - Innovative Menu

                                                               [GRAPHIC OMITTED]

o  Cosi signature hearth-baked bread baked fresh throughout the day

o Authentic, innovative savory sandwiches, salads, flatbread pizzas & melts, Cosi bagels, soups, appetizers, S'mores and other desserts and snacks

o  Coffee beverages, tea, smoothies, mochas, lattes and coffee cocktails

o Fresh, high-quality ingredients that appeal to sophisticated tastes in a made-to-order format

o  Seasonal limited time offerings

                      Menu / Daypart Growth Opportunities

o  Lunch: Improve operational capacity creating higher throughput

o Catering: Significant growth opportunity as we put emphasis on sales, offerings, production and delivery

   -  Potential to expand call center/hub service model

o Breakfast: Provide portable products appropriate for the daypart and consistent with the Cosi menu

o Beverages: Emphasis on Barista and specialty drinks as well as upgrading bottled offering to be more brand appropriate

o Kids: Implementing an updated kids menu with meals familiar to kids with a Cosi flair

o Dinner: Provide a more appropriate dinner atmosphere with quality flatware, china plates and bowls

   -  Additionally, developing hot dinner entrees prepared in our hearth oven

                    Building on Great Food and Brand Loyalty

CosiCard:

o A loyalty program for frequent diners offering rewards for consistent patronage

   -  690,000 activated CosiCards                              [GRAPHIC OMITTED]

   -  To date, 180,000 registered online

   -  97,000 have opted in for dialogue (want to hear from us)

   -  Demonstrated strong return on promotional activity

Mass Market:

o Strategic opportunities to improve brand awareness, trial and usage

   -  Build brand awareness in new markets with strong PR activity

   -  Developing Out-Of-Home media in proximity to our locations

   -  Electronic media is being deployed in new markets

Cosi -  Target Customer

o Identified the target customer based on purchase activity against industry data (CREST)

o Resulted in 3 clusters that do approximately 85% of category buying which represent 40 million households

   -  Adults 18-34                                             [GRAPHIC OMITTED]

   -  Upscale Suburbanites of All Ages

   -  Metro Elites of All Ages

o  Upscale: Upscale suburbanites and metro elites

o  Style: Consumers of affordable luxury goods and services

o  Quality: Seek better tasting, innovative, higher quality food

o  Discerning: Care about experiences, how they look, where they live and shop

o  Premium Choice: Are willing to pay for quality

Cosi - Seasoned Top Management

James Hyatt, President and Chief Executive Officer

   o  30+ years of restaurant industry experience

   o  Burger King Corporation

William Koziel, Chief Financial Officer

   o  20+ years of executive financial experience

   o  Galyan's Trading Company, Homelife Furniture, Evans

Christopher Ames, Chief Operating Officer

   o  20+ years of executive operations experience

   o  The Patina Group, California Pizza Kitchen

Paul Bower, SVP & Chief Development Officer

   o  20+ years of restaurant development experience

   o  Redbox, McDonald's Corporation

Christopher Carroll, EVP & Chief Marketing Officer

   o  25+ years of restaurant industry brand marketing experience

   o  Subway Franchise Advertising Fund Trust

Cosi - A Guest Excellence Company

o Regional Vice Presidents (2) / Operations Support Vice President (1)

   - Executives with significant operating experience with concepts ranging from brands such as Chili's, Pizza Hut, Jamba Juice and Blockbuster Video

o  Strong Field Support

   - District Managers - seasoned external hires and top performers groomed from within the Cosi system

   - Regional Training Managers - certified training professionals with significant multi-unit restaurant operating backgrounds

   - Regional HR Managers - variety of restaurant, retail, hotel, and retained search expertise

   -  General Managers

      o Career oriented leaders supported with ongoing training and development systems to assist in short and long-term objectives

      o  Incentive programs

         - Simple, performance based and targeted to create a well-balanced approach to overall P&L management, driving higher restaurant level cash flows

[GRAPHIC OMITTED]

                                 The Marketplace

Premium Convenience Market

o  Consumers are dining out more frequently

   -  Busier lifestyles - limited time to prepare food

   -  Less expensive to eat out versus dining at home

o  Customers seek both convenience and quality

   -  Convenience drives 75% of restaurant meal decisions

   - Consumers are willing to "trade up" - pay more for quality, taste and setting

o  Bakery cafe and bagel / soup and salad capture 51% of market

   - Panera is the only premium sandwich and salad concept with a national footprint

   -  Clear opportunity for another player to service national demand

Dominant Traffic Share and Continuous Growth in Fast Casual

        [THE DATA BELOW IS PRESENTED AS A CHART IN THE PRINTED DOCUMENT]

                     --------------------------------------
                     Share of Traffic by Category - FY 2007
                     --------------------------------------

                                Bakery Cafe - 37%

                          HMR / Asian / Italian - 25%

                              Mexican / Wrap - 18%

                          Bagel / Soup and Salad - 14%

                                 Hamburger - 6%

                                   ----------

        [THE DATA BELOW IS PRESENTED AS A CHART IN THE PRINTED DOCUMENT]

                       ---------------------------------
                       Growth in Traffic Share - FY 2007
                       ---------------------------------

                          Bagel / Soup and Salad - 13%  -
                                                         |---COSI
                                Bakery Cafe - 10%       -

                                 Hamburger - 9%

                          HMR / Asian / Italian - 7%

                              Mexican / Wrap - -6%

Source: The NPD Group/CREST

Fast Casual Guests Skew to a Higher Household Income

        [THE DATA BELOW IS PRESENTED AS A CHART IN THE PRINTED DOCUMENT]

                      Share of Traffic and Household Income

Household Income
Under $25,000           18           10            9              8            8              14           11

$25-$44,999             21           16           15             14           17              17           15
                                ----------------------------------------
$45-$74,999             26     |     24           23             24     |     24              27           22
                               |                                        |
$75-$99,999             14     |     16           16             18     |     19              13           18
                               |                                        |
$100,000 Plus           21     |     34           37             36     |     32              29           34
                     --------------------------------------------------------------------------------------------
                      Total    |    Fast        Bakery     Bagel / Soup | Hamburger    HMR / Asian /   Mexican /
                       QSR     |   Casual        Cafe       and Salad   |                 Italian         Wrap
                               |                                        |
                                ----------------------------------------
                               |                 Cosi                   |
                                ----------------------------------------

Source: The NPD Group/NPD Foodworld/CREST

Established National Presence with Growth Potential

o There are 145 locations across 18 states, the District of Columbia, and the Middle East

   - Cosi's strongest presence is in New York City, Chicago, Boston, Washington DC and Philadelphia

   -  102 company-owned units and 43 franchise locations

o  Meaningful growth opportunities in existing and new markets

                               [GRAPHIC OMITTED]


                          *As of May 20, 2008                                  3

Business Model

o  Asset Types: City, Urban and Suburban

o  Target Economics:

                                                       Target
                                                       ------

          Average Square Footage                        3,000

          Average Unit Volume                      $1,500,000

          Restaurant Cash Flow                     $  315,000

          Restaurant Cash Flow Margin                    21.0%

            Average Unit Investment                $  800,000

                                                   -----------
          Cash-on-Cash ROI                               39.4%
                                                   -----------

[GRAPHIC OMITTED]

                               Cosi Development

Franchise Developers with Solid Track Records

o 20 franchisees operating 43 units in 15 states, the District of Columbia and the United Arab Emirates

o  29 developers committed to opening 356 total restaurants

   - Quality multi-unit operators with strong financial and operating infrastructure / capability

   - Area development commitments spanning trade areas within: Northeast, Southeast, Midwest, Southwest, West Coast

   -  One international licensing agreement in the Middle East

   -  9 locations opened year-to-date

   -  Expect 25 to 35 franchise openings in 2008

Cosi - Franchise Support

o  Support Center Resources

   -  Site Selection                                           [GRAPHIC OMITTED]

   -  Lease Review

   -  Design

   -  Construction

   -  Purchasing & Distribution

   -  Information Technology

   -  Operations

   -  Recruiting

   -  Staff Training

   -  Marketing

   -  Guest Satisfaction Data & Analysis

[GRAPHIC OMITTED]

                               Cosi Financials

Company-Owned Comparable Sales

   [THE DATA APPEARING BELOW IS PRESENTED AS A CHART IN THE PRINTED DOCUMENT]

                             Company Base      Holiday Adjusted
                             ------------      ----------------

                 Q1 2007       -2.40%

                 Q2 2007        0.10%

                 Q3 2007        1.60%

                 Q4 2007        1.30%

                 Q1 2008        0.04%              1.68%

                 P4 2008        6.29%              4.14%

System Comparable Sales

   [THE DATA APPEARING BELOW IS PRESENTED AS A CHART IN THE PRINTED DOCUMENT]

                             Cosi System
                             -----------

                 Q1 2007       -1.10%

                 Q2 2007        0.81%

                 Q3 2007        2.02%

                 Q4 2007        1.47%

                 Q1 2008        0.43%

                 P4 2008        6.01%

Restaurant Margin Performance

                                                                   U.S. Dollars in Thousands (1)
                                                                   -----------------------------
                                         13 Weeks Ended                   13 Weeks Ended                    13 Weeks Ended
                                         March 31, 2008                   April 2, 2007                     April 3, 2006
                                         --------------                   -------------                     -------------
Restaurant Net Sales               $32,459            100.0%         $30,689           100.0%         $28,834            100.0%
Comp Sales % (2)                       0.0%                             -2.4%                             5.3%

Cost of Food and Beverage           $7,536             23.2%          $7,099            23.1%          $6,710             23.3%
                                  --------                          --------                         --------

Gross Profit                       $24,923             76.8%         $23,590            76.9%         $22,124             76.7%

Labor and Related Benefits         $11,238             34.6%         $10,745            35.0%          $9,484             32.9%

Other Operating Expenses            $3,876             11.9%          $3,603            11.7%          $2,736              9.5%
                                  --------                          --------                         --------

Controllable Contribution           $9,809             30.2%          $9,242            30.1%          $9,904             34.3%

Occupancy Costs                     $5,877             18.1%          $5,440            17.7%          $4,537             15.7%
                                  --------                          --------                         --------

Restaurant Cash Flow                $3,932             12.1%          $3,802            12.4%          $5,367             18.6%
                                  ========                          ========                         ========

              (1) Due to rounding, some percentages might not foot
                       (2) As reported in public filings

Reconciliation of Non-GAAP Measures to Net Income

                         U.S. Dollars in Thousands

                                           13 Weeks Ended    13 Weeks Ended    13 Weeks Ended
                                           March 31, 2008    April 2, 2007     April 3, 2006
                                           --------------    -------------     -------------
Restaurant Net Sales                       $       32,459    $       30,689    $       28,834
Cost of Food and Beverage                  $        7,536    $        7,099    $        6,710
Labor and Related Benefits                 $       11,238    $       10,745    $        9,484
Occupancy and Other Operating Expenses     $        9,753    $        9,043    $        7,273
                                           --------------    --------------    --------------
Restaurant Cash Flow                       $        3,932    $        3,802    $        5,367

Franchise Fees and Royalties               $          732    $          432    $          187

General and Administrative Expenses        $        5,038    $        5,981    $        7,494
Depreciation and Amortization              $        2,111    $        2,060    $        1,721
Restaurant Pre-Opening Expenses            $           28    $          270    $          220
Closed Store Costs                         $           32                 -                 -
Lease Termination Expense (Benefit)        $          243                 -    $           27
                                           --------------    --------------    --------------

Operating Loss                             $       (2,788)   $       (4,077)   $       (3,907)

Interest Income, net                       $           44    $          203    $          359
                                           --------------    --------------    --------------

Loss From Continuing Operations            $       (2,744)   $       (3,874)   $       (3,548)

Loss From Discontinued Operations          $         (284)   $         (331)   $         (381)
                                           --------------    --------------    --------------

Net Loss                                   $       (3,028)   $       (4,205)   $       (3,929)
                                           ==============    ==============    ==============

Summary

[GRAPHIC OMITTED]

o     Significant market opportunity

o     Defined strategy and infrastructure for growth

o     Seasoned management team

o     Compelling restaurant economics

o     Continued financial improvement

o     Solid franchise development pipeline